POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Roland Berger

Roland Berger

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ L. Denis Desautels

L. Denis Desautels

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Travis Engen

Travis Engen

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ L. Yves Fortier

L. Yves Fortier

Director, Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ William R. Loomis, Jr.

William R. Loomis, Jr.

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ J. E. Newall

J. E. Newall

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Christine Morin-Postel

Christine Morin-Postel

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Guy Saint-Pierre

Guy Saint-Pierre

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Gerhard Schulmeyer

Gerhard Schulmeyer

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Paul M. Tellier

Paul M. Tellier

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Milton K. Wong

Milton K. Wong

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is an Authorized Representative of the Corporation in the United States as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ Gordon Becker

Gordon Becker

Authorized Representative in the United States of America

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the proposed offering and issue of USD 3,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other senior or subordinated debt obligations (collectively "Debt Securities"), guarantees of the debt securities of one or more of the Corporation's subsidiaries ("Guarantees") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities and the Guarantees, the "Authorised Securities");

WHEREAS, the undersigned is an Authorized Representative of the Corporation in the United States as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including pre-effective and post-effective amendments), any subsequent registration statement which may be filed under Rule 462(b) promulgated under the Act and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November 2003.

/s/ William H. Jairrels

William H. Jairrels

Authorized Representative in the United States of America